August 2, 2011

Supplement

SUPPLEMENT DATED AUGUST 2, 2011 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY GLOBAL INFRASTRUCTURE FUND
CLASS Q
Dated April 29, 2011

The section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services — J. Revenue Sharing" is hereby deleted and replaced with the following:

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley Smith Barney, Citigroup Global Markets Inc. ("CGM") and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries"), in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Intermediaries for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by an Intermediary, granting the Distributor access to the Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of an Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley Smith Barney and CGM, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

•  For the period beginning January 1, 2011 and ending December 31, 2011, an amount up to $1.6 million, which covers the Fund and all other Morgan Stanley Funds; and

•  For the period beginning January 1, 2012 and thereafter, an ongoing annual fee in an amount up to 0.13% of the total average quarterly net asset value of such shares.

With respect to other Intermediaries, these payments, which are paid in accordance with the applicable compensation structure for each Intermediary, currently include an ongoing annual fee in an amount up to 0.10% of the total average monthly net asset value of such shares.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Intermediaries may provide such Intermediaries, and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Intermediaries as to their compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.